UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2008

IDO SECURITY INC.
(Exact name of registrant as specified in its charter)

Nevada	0-51170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 State Street, New York, NY 10004
(Address of principal executive offices, including Zip Code)

646-214-1234
(Registrant ’ s telephone number, including area code)

THE MEDICAL EXCHANGE INC.
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNERGISTERED SALES OF EQUITY SECURITIES

Effective February 21, 2008, IDO Security Inc. (the “Company”) issued an aggregate 8,340,948 shares of its common stock to a total of six accredited investors, upon such investors’ ‘cashless exercise’ of outstanding common stock purchase warrants (collectively, the “Warrants”) held by them for a total of 19,514,250 shares. Following the issuance of the shares of the Company’s common stock upon exercise of the Warrants, the Company’s outstanding shares of Common Stock is 42,702,198 shares.

The Company believes that the issuance of the shares was exempt from the registration requirements of the Securities Act pursuant to the provisions of Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2008	IDO SECURITY INC.

	By:	/s/ Michael Goldberg
Acting Chief Executive Officer